UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Inpixon 2018 Employee Stock Incentive Plan

On October 5, 2022, the board of directors (the “Board”) of Inpixon (the “Company”) approved an amendment (the “Plan Amendment”) to the Company’s 2018 Employee Stock Incentive Plan, as amended (the “Plan”), to allow individuals who have been terminated (other than by death or total disability, or for cause) to extend the period during which they must exercise their stock options beyond the three-month post-termination period currently permitted under the Plan, through individual agreements with the compensation committee, as administrator of the Plan.

The Board submitted the Plan Amendment to the stockholders of the Company for approval at the Company’s 2022 annual meeting of stockholders held on November 28, 2022 (the “Annual Meeting”). As disclosed in Item 5.07 of this Current Report on Form 8-K, the Plan Amendment was approved by the stockholders at the Annual Meeting. For a description of the terms and conditions of the Plan Amendment, see “Proposal Four - Approval of the Amendment of 2018 Employee Stock Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2022, as amended by Amendment No. 1 to the Company’s definitive proxy statement filed with the SEC on November 14, 2022 (the “Proxy Statement”).

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

On November 29, 2022, the Company filed a certificate of amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock from 26,666,667 to 500,000,000 shares (the “Share Increase Amendment”).

As disclosed in item 5.07 of this Current Report on Form 8-K, the Share Increase Amendment was approved by the Company’s stockholders at the Annual Meeting. For a description of the Share Increase Amendment, see “Proposal Three - Approval of the Authorized Share Increase” of the Proxy Statement.

The foregoing description of the Share Increase Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Increase Amendment a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 28, 2022, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on five (5) proposals, each of which is described in more detail in the Proxy Statement. At the beginning of the Annual Meeting, there were 177,526,359 shares of Common Stock and Series 8 Convertible Preferred Stock of the Company (“Series 8 Preferred Stock”), on an as-converted basis, present or represented by proxy at the Annual Meeting, which represented approximately 64.26% of the combined voting power of the shares of Common Stock and Series 8 Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on September 30, 2022 (the “Record Date”), and holders of the Series 8 Preferred Stock were entitled to 2,120 votes for each share held as of the Record Date.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1. Election of Directors.

Nominee	For	Against	Abstentions	Broker Non-Votes
Nadir Ali	119,939,222	17,882,115	247,710	39,457,312
Wendy Loundermon	128,692,169	6,218,146	3,158,732	39,457,312
Leonard A. Oppenheim	124,606,166	10,218,096	3,244,785	39,457,312
Kareem M. Irfan	124,505,366	10,342,968	3,220,713	39,457,312
Tanveer A. Khader	113,234,022	21,605,601	3,229,424	39,457,312

Each of the above nominees was elected to serve as a director until the next annual meeting or until the election and qualification of his or her successor.

Proposal 2. Ratification of Marcum LLP as the Company’s independent registered public accounting firm to audit the financial statements for the fiscal year ending December 31, 2022.

For	Against	Abstentions
167,722,041	9,050,583	753,735

There were no broker non-votes on this proposal.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 3. Approval of the increase of the number of authorized shares of Common Stock from 26,666,667 to 500,000,000 shares.

For	Against	Abstentions
153,681,866	23,645,624	198,869

There were no broker non-votes on this proposal.

The stockholders approved the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock.

Proposal 4. Approval of the Amendment of the 2018 Employee Stock Incentive Plan, as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
121,140,212	16,526,386	402,449	39,457,312

The stockholders approved the Amendment of the 2018 Employee Stock Incentive Plan.

Proposal 5. Authorization to adjourn the Annual Meeting.

For	Against	Abstentions
154,974,066	19,303,355	3,248,938

There were no broker non-votes on this proposal.

The stockholders approved the authorization to adjourn the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation increasing the number of authorized shares of Common Stock from 26,666,667 to 500,000,000 filed with the Secretary of State of the State of Nevada on November 29, 2022
10.1	Amendment to the Inpixon 2018 Employee Stock Incentive Plan
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: December 2, 2022	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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